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                                                                    EXHIBIT 10.1

                       SEVENTH AMENDMENT AND FOURTH WAIVER

     SEVENTH AMENDMENT AND FOURTH WAIVER, dated as of April 30, 2002 (this "Amendment"), to and under the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), The Bank of Nova Scotia, as Canadian administrative agent, Lehman Commercial Paper Inc., as collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Holdings and the Borrowers requested that the Lenders agree to amend certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below; and

     WHEREAS, the Required Lenders have consented to the requested amendments in the manner set forth below;

     NOW, THEREFORE, in consideration of the premises and the material covenants herein contained, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms used herein and defined in the Credit Agreement are used herein as therein defined.

     2. Waiver of Defaults or Events of Default. The Lenders hereby waive the Defaults and Events of Default arising by reason of (a) the failure of Holdings and the Borrowers to comply with the provisions of Sections 10.14(c) and (d) of the Credit Agreement for any period prior to the Effective Date (as defined below) with respect to the accounts listed on Schedule A hereof, (b) any representation and warranty made by any Borrower, in connection with any extension of credit under the Credit Agreement prior to the Effective Date, to the effect that no Default or Event of Default had occurred by reason of the failure of Holdings and the Borrowers to comply with the provisions of Sections 10.14(c) and (d) of the Credit Agreement with respect to the accounts listed on Schedule A hereof or (c) any failure of Holdings or any Borrower to give notice under the Credit Agreement of the failure of Holdings and the Borrowers to comply with the provisions of Sections 10.14(c) and (d) of the Credit Agreement with respect to the accounts listed on Schedule A hereof; provided that the foregoing waiver is conditioned upon Holdings and the Borrowers being in compliance with Sections 10.14(c) and (d) of the Credit Agreement on or before May 10, 2002.

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     3. Amendment to Section 11.1(f) to the Credit Agreement (Maximum
Outstanding Extensions of Credit). Section 11.1(f) is hereby amended by:

          (a) amending paragraph (i) thereof by deleting each reference therein to "Schedule 11.1(f)" and inserting in lieu thereof a reference to "Schedule 11.1(f)(i)";

          (b) amending paragraph (ii) thereof by deleting such paragraph in its entirety and inserting in lieu thereof the following:

               "(ii) On any day (other than the last day) of any month set forth on Schedule 11.1(f)(ii), permit the Total Revolving Extensions of Credit to exceed the lesser of (A) the Borrowing Base in effect on such day and (B) the amount set forth on Schedule 11.1(f)(ii) for the last day of such month."; and

          (c) amending paragraph (iii) thereof by adding at the end of clause
     (A) therein immediately before the comma therein "(other than any such Event of Default that has been waived (whether by waiver under or amendment to this Agreement) by the Lenders pursuant to Section 15.1)".

     4. Amendment to Section 11.1(g) of the Credit Agreement (Minimum Availability Test). Section 11.1(g) of the Credit Agreement is hereby amended by deleting "$20,000,000" therein and inserting in lieu thereof "the amount set forth opposite the last day of such month on Schedule 11.1(g)".

     5. Amendment to Section 11.8 of the Credit Agreement (Limitation on Investments). Section 11.8(n) of the Credit Agreement is hereby amended by adding at the end thereof the following: "provided that no additional loans shall be permitted pursuant to this clause (n) on and after April 30, 2002;".

     6. Amendment to Section 11.10 of the Credit Agreement (Limitation on Transactions with Affiliates). Section 11.10 of the Credit Agreement is hereby amended by deleting clause (viii) in the second sentence thereof and substituting in lieu thereof the following: "(viii) payments for services rendered or loans to employees or consultants which are approved by the Board of Directors of Holdings in good faith, provided that no additional loans shall be permitted pursuant to this clause (viii) on and after April 30, 2002,".

     7. Amendment to Schedule 11.1(e) to the Credit Agreement (Minimum Cumulative Consolidated EBITDA). Schedule 11.1(e) to the Credit Agreement is hereby amended by replacing such schedule in its entirety with a new Schedule 11.1(e) in the form attached to this Amendment as Annex A.

     8. Amendment to Schedule 11.1(f) to the Credit Agreement (Maximum Outstanding Extensions of Credit). Schedule 11.1(f) to the Credit Agreement is hereby deleted in its entirety.

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     9. Addition of New Schedules to the Credit Agreement. The Credit Agreement
is hereby amended by adding Schedules 11.1(f)(i), 11.1(f)(ii) and 11.1(g) thereto in the forms attached to this Amendment as Annexes B, C and D, respectively.

     10. Effectiveness. This Amendment shall become effective on the date of satisfaction of the following conditions precedent (the "Effective Date"):

          (a) The General Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and each of the Borrowers.

          (b) The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders constituting the Required Lenders.

          (c) The General Administrative Agent shall have received an executed Acknowledgment and Consent (i) in the form set forth at the end of this Amendment, from each Loan Party other than the Borrowers and any Loan Party party to the Canadian Facility Guarantees (the "Canadian Guarantors") and
     (ii) in form and substance reasonably satisfactory to the Canadian Administrative Agent, from each Canadian Guarantor.

          (d) Holdings and the Warrant Agent (as defined in the Warrant Agreement) shall have executed and delivered an amendment to the Warrant Agreement in the form attached hereto as Annex E and the Warrants required to have been issued pursuant to such amendment on the Effective Date shall have been issued (whether or not certificates therefor have been delivered).

          (e) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

          (f) The Lenders and the General Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Effective Date.

          (g) The General Administrative Agent shall have received from Holdings, for the account of each Lender, an amendment fee equal to such Lender's pro rata portion of $77,288.00.

     11. Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that each reference in such
Section 8 to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended and modified by this Amendment.

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     12. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     13. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Amendment.

     14. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which shall be an original, and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                             SMTC CORPORATION


                             By: /s/ Frank Burke
                                   ---------------
                                   Name:  Frank Burke
                                   Title:  Chief Financial Officer and Treasurer

                             HTM HOLDINGS, INC.


                             By: /s/ Frank Burke
                                 ---------------
                                   Name:  Frank Burke
                                   Title:  Authorized Signatory

                             SMTC MANUFACTURING CORPORATION OF CANADA


                             By: /s/ Frank Burke
                                 ---------------
                                   Name:  Frank Burke
                                   Title:    Authorized Signatory

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                             LEHMAN COMMERCIAL PAPER INC., as
                               General Administrative Agent

                             By: /s/ G. Andrew Keith
                                   -------------------
                                   Name:  G. Andrew Keith
                                   Title:    Authorized Signatory

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                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned parties to the Amended and Restated Guarantee and Collateral Agreement, dated as of July 27, 2000, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the Seventh Amendment and Fourth Waiver to and under the Amended and Restated Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Amended and Restated Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the Seventh Amendment and Fourth Waiver and all prior modifications to the Amended and Restated Credit and Guarantee Agreement.

                                      SMTC MANUFACTURING CORPORATION OF
                                          CALIFORNIA
                                      SMTC MANUFACTURING CORPORATION OF
                                          COLORADO
                                      SMTC MANUFACTURING CORPORATION OF
                                          MASSACHUSETTS
                                      SMTC MANUFACTURING CORPORATION OF
                                          NORTH CAROLINA
                                      SMTC MANUFACTURING CORPORATION OF
                                          TEXAS
                                      SMTC MANUFACTURING CORPORATION OF
                                          WISCONSIN
                                      SMTC MEX HOLDINGS, INC.
                                      QUALTRON, INC.


                                      By: /s/ Frank Burke
                                         ----------------------------
                                         Name:  Frank Burke
                                         Title:   Authorized Signatory